Quality assurance and Regulatory expenses	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of quality assurance and regulatory expenses [text block]

25.    Quality assurance and Regulatory expenses

Quality assurance and regulatory expenses consist primarily of quality control, quality assurance and regulatory expenses for activities non-related to the production of commercial units of the Genio® system. These expenses include employee compensation, consulting, testing and travel expenses related to the QA/RA department.

	For the year ended December 31
(in EUR 000)	2021	2020	2019
Staff costs	826	641	353
Consulting and contractors' fees	440	291	400
QA & Regulatory	511	542	148
Travel	6	—	—
Other	39	—	27
Capitalized costs	(359)	(1,247)	(701)
Total quality assurance and regulatory expenses	1,463	227	227

Before capitalization of €359,000 for the year ended December 31, 2021 and €1.2 million for the year ended December 31, 2020, quality assurance and regulatory expenses increased by €348,000, or 23.6 % from €1.5 million for the year ended December 31, 2020 to €1.8 million for the year ended December 31, 2021. The increase in the expenses was mainly due to an increase in staff, consulting and QA & regulatory activities to support manufacturing scaling up process.

Before capitalization of  €1.2 million for the year ended December 31, 2020, Quality assurance and regulatory expenses increased by 58.8 % from €0.9 million for the year ended December 31, 2019 to €1.5 million for the year ended December 31, 2020. The increase in the expenses was mainly due to an increase in staff and QA & regulatory activities to support manufacturing scaling up process.